UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 1, 2012

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2012, Rosetta Stone Inc. (the “Company”) announced that it has named Thomas M. Pierno, 50, chief financial officer, effective May 2, 2012.

Mr. Pierno joins Rosetta Stone from Vertis Communications, Inc., a marketing communications company that delivers advertising, direct marketing and interactive solutions to companies across North America, where he served as senior vice president and chief financial officer from May 2011 to April 2012.  Before joining Vertis Communications, Mr. Pierno served as vice president, financial planning and treasury of Comverse Technology, Inc.,  a global provider of software and systems, from February 2010 to April 2011. From September 1998 to October 2009, Mr. Pierno served in several executive positions with AOL Inc., a global web services company, including senior vice president, controller — accounting and financial planning, senior vice president, finance — international and access operations, and senior vice president, finance — access operations.  Before AOL, Mr. Pierno was chief financial officer at World Color Press, a publicly-traded commercial printer of magazines, catalogs, direct mail and books.  He began his career at Ernst & Young and is a Certified Public Accountant.  He graduated summa cum laude with an MBA and BBA in Accounting from Pace University.

Mr. Pierno is a party to an employment agreement (“Agreement”) with Rosetta Stone Ltd., an indirect subsidiary of the Company, which specifies his compensation and benefits.  Mr. Pierno’s annual base compensation will be $320,000, and he is eligible to participate in the Company’s annual non-equity incentive plan at an incentive target of 50% of base compensation.  Mr. Pierno will also receive grants of 50,000 stock options and 15,000 shares of restricted stock issued pursuant to the Company’s 2009 Omnibus Incentive Plan, as amended.  If Mr. Pierno’s employment is terminated by Rosetta Stone Ltd. without “Cause” (as defined in the Agreement) or by Mr. Pierno for “Good Reason,” Mr. Pierno will be entitled to a severance payment equal to his annual base salary and certain other benefits.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

In connection with Mr. Pierno’s employment, Rosetta Stone intends to enter into its standard, written indemnification agreement for officers and directors with Mr. Pierno.

A copy of the press release announcing Mr. Pierno’s appointment as chief financial officer is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Executive Employment Agreement between Rosetta Stone Ltd. and Thomas M. Pierno, effective as of May 2, 2012.

99.1	Press Release, dated May 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 1, 2012

		By:	/s/ Michael C. Wu
			Name:	Michael C. Wu
			Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Executive Employment Agreement between Rosetta Stone Ltd. and Thomas M. Pierno, effective as of May 2, 2012.

99.1	Press Release dated May 1, 2012.